AMENDMENT
TO
BINDING TERM SHEET

This amending agreement (the “Amendment”) amends the binding term sheet (the “Term Sheet”) dated as of September 7, 2020 between Homestake Mining Company of California (“Homestake”), Lac Minerals (USA) LLC (“Lac Minerals”), Augusta Investments Inc. (“Augusta”) and Bullfrog Gold Corp. (“BFGC”, and together with Homestake, Lac Minerals and Augusta, the “Parties”), pursuant to which the Parties agreed to enter into an integrated transaction involving: (i) the purchase by BFGC of all of the Equity Interests in Bullfrog Mines LLC; and (ii) a concurrent financing in which the Augusta Group agreed to acquire Units of BFGC. The Parties agreed to amend the Term Sheet as follows:

A.Interpretation

Capitalized terms:	All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Term Sheet.

B.Amendments to Term Sheet

Amendments:

Section “E. Timing and Conditions to Closing – Termination:” of the Term Sheet is amended by deleting the words “30th day” and replacing them with “31st day”.

All references to “Bullfrog Mining LLC” in the Term Sheet are replaced with “Bullfrog Mines LLC”.

No other changes:	All of the terms and conditions of the Term Sheet remain in full force and effect, except to the extent explicitly provided herein.

C.Miscellaneous

Date:	This Amendment is effective as of October 7, 2020 (the “Amendment Date”).
Governing Law:	This Amendment shall be governed by the laws of the Province of Ontario, and any claims or disputes will be subject to the exclusive jurisdiction of the courts of the Province of Ontario.
Counterparts:

Each Party to this Amendment may sign this Amendment and transmit the signed copy to the other Parties hereto who agree to accept it as if such document bore original signatures. This Amendment may be executed in one or more counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same instrument.

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Tor#: 9839210.1

IN WITNESS WHEREOF the Parties have executed this Amendment as of the Amendment Date.

HOMESTAKE MINING COMPANY OF CALIFORNIA

By: /s/ Michael R. McCarthy

Name:Michael R. McCarthy

Title: Director

LAC MINERALS (USA) LLC

By: /s/ Michael R. McCarthy

Name:Michael R. McCarthy

Title: Director

/s/ Patrick Malone
Name:Patrick Malone
Title:President

BULLFROG GOLD CORP.

By: /s/ David Beling

Name:David Beling

Title:CEO & President

AUGUSTA INVESTMENTS INC.

By: /s/ Richard W. Warke

Name:Richard W. Warke

Title:Director

Signature Page – Amendment to Binding Term Sheet